Exhibit 99.1

Ooma Reports Second Quarter Fiscal 2016 Financial Results

- Record Revenue of $21.1 Million; Up 27% Year-Over-Year

Palo Alto, California – Wednesday, September 2, 2015 - Ooma, Inc. (NYSE: OOMA), a leading smart business and home communications company, today released financial results for the second quarter ended July 31, 2015.

Second Quarter Fiscal 2016 Financial Highlights:

•	Revenue: Total revenue of $21.1 million, up 27% year-over-year. Subscription and services revenue increased 37% to $17.4 million, and was 83% of total revenue. Product and other revenue decreased 8% to $3.7 million, and was 17% of total revenue.

•	Net Loss: GAAP net loss was $3.4 million, or $0.80 per basic and diluted share, compared to GAAP net loss of $1.1 million, or $0.48 per basic and diluted share, in the second quarter of fiscal 2015. Non-GAAP net loss was $2.5 million, or $0.58 per basic and diluted share, compared to non-GAAP net loss of $1.3 million, or $0.59 per basic and diluted share, in the second quarter of fiscal 2015. For more information about non-GAAP net loss, see the section below titled “Non-GAAP Financial Measures” and the reconciliation from GAAP net loss at the end of this earnings release.

•	Cash and cash equivalents: $59.2 million as of July 31, 2015.

“This was a strong quarter for Ooma,” said Eric Stang, chief executive officer of Ooma. “We delivered solid financial results, with revenue growth of 27% year-over-year and core user growth of 29% year-over-year. Our unique hybrid SaaS platform allows us to capitalize on the trend of both small business and home communications moving to the Cloud. Our superior voice quality and low cost are just some of the differentiators which allowed us to grow our core user base substantially and drive subscription recurring revenue growth of 37% year-over-year in the July quarter. The completion of our initial public offering in the second quarter will allow us to further build our brand awareness and offer additional connected services to our target markets.”

Recent Business Highlights:

•	Expanded Ooma Office capacity to support up to 20 users for greater flexibility.

•	Launched mobile app for Ooma Office.

•	Ooma Telo named Editors’ Choice for home VoIP services by PCMag.

•	Released Ooma Office Business Promoter, a powerful lead generation tool designed to drive customer acquisition for small businesses.

•	Completed initial public offering and began trading on the NYSE on July 17, 2015. Net proceeds from the IPO were approximately $57 million, after underwriting discounts and other offering costs.

Conference Call Information:

Ooma will host a conference call and live webcast for analysts and investors at 5:00 p.m. Eastern time on September 2, 2015. The news release with the financial results will be accessible from the company’s website prior to the conference call. Parties in the United States and Canada can access the call by dialing +1 (888) 337-8198, using conference code 9325890. International parties can access the call by dialing +1 (719) 325-2329, using conference code 9325890.

The webcast will be accessible on Ooma’s investor relations website at http://investors.ooma.com for a period of one year. A telephonic replay of the conference call will be available through Wednesday, September 9, 2015. To access the replay, parties in the United States and Canada should call +1 (888) 203-1112 and enter conference code 9325890. International parties should call +1 (719) 457-0820 and enter conference code 9325890.

Non-GAAP Financial Measures

In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying tables contain certain non-GAAP financial measures, including: non-GAAP net loss, non-GAAP net loss per share, non-GAAP gross profit and gross margin, non-GAAP operating loss, and Adjusted EBITDA. These non-GAAP financial measures exclude non-cash stock-based compensation expense, the change in the fair value of our convertible preferred stock warrants, as well as the write-off of non-cash deferred debt issuance costs, change in fair value of our acquisition-related contingent consideration and income tax benefit. These non-GAAP financial measures are presented to enhance investors’ understanding of the results of Ooma’s core business operations. Ooma considers these non-GAAP financial measures to be useful measures of the operating performance of the company, because they contain adjustments for unusual events or factors that do not directly affect what management considers to be Ooma’s core operating performance, and are used by the company’s management for that purpose. Management also believes that these non-GAAP financial measures allow for a better evaluation of the company’s performance by facilitating a meaningful comparison of the company’s core operating results in a given period to those in prior and future periods. In addition, investors often use similar measures to evaluate the operating performance of a company.

Non-GAAP financial measures are presented for supplemental informational purposes only to aid an understanding of the company’s operating results. The non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from non-GAAP financial measures presented by other companies. A limitation of the non-GAAP financial measures presented is that the adjustments relate to items that the company generally expects to continue to recognize. The adjustment of these items should not be construed as an inference that the adjusted gains or expenses are unusual, infrequent or non-recurring. Therefore, both GAAP financial measures of Ooma’s financial performance and the respective non-GAAP measures should be considered together. Please see the reconciliation of non-GAAP financial measures to the most directly comparable GAAP measure attached to this release.

Legal Notice Regarding Forward-Looking Statements

This press release contains forward-looking statements under the Private Securities Litigation Reform Act of 1995. In particular, statements regarding future economic performance, finances, and expectations and objectives of management constitute forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical facts and generally contain words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “anticipates,” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters. In particular, this press release includes forward looking statements regarding the trend of communications moving to the cloud, building brand awareness and offering additional connected services. Although the forward-looking statements contained in this presentation are based upon information available at the time the statements are made and reflect management’s good faith beliefs, forward-looking statements inherently involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements to differ materially from anticipated future results. Important factors that could cause actual results to differ materially from expectations include, among others: our inability to attract new customers on a cost-effective basis; our inability to retain customers; intense competition;

our reliance on retailers and reseller partnerships to sell our products; our reliance on vendors to manufacture the on-premise appliances and end-point devices we sell; our reliance on third parties for our network connectivity and co-location facilities; our reliance on third parties for some of our software development, quality assurance and operations; our reliance on third parties to provide the majority of our customer service and support representatives; our limited operating history; and interruptions to our service. You should not place undue reliance on these forward-looking statements, which speak only as of the date hereof. We do not undertake to update or revise any forward-looking statements after they are made, whether as a result of new information, future events, or otherwise, except as required by applicable law.

The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission, including the risk factors contained in our final prospectus filed with the SEC on July 17, 2015. The forward-looking statements in this press release are based on information available to Ooma as of the date hereof, and Ooma disclaims any obligation to update any forward-looking statements, except as required by law.

About Ooma

Founded in 2004, Ooma creates new communications experiences for small businesses and consumers. Its smart platform serves as a communications hub, offering cloud-based telephony and other connected services. Its telephony services combine PureVoice™ HD call quality and innovative features with mobile applications for reliable anytime, anywhere calling. Ooma has been ranked the No. 1 home phone service for overall satisfaction and value for five consecutive years by the leading consumer research publication. Ooma is also partnering with connected device makers to create smarter offices and homes. Ooma is available in stores and online from leading retailers.

Ooma, PureVoice and the Ooma logo are trademarks of Ooma, Inc. All other company and product names may be trademarks of the respective companies with which they are associated.

CONTACT:

Investor Relations:

Cynthia Hiponia or Erin Rheaume

The Blueshirt Group for Ooma, Inc.

ir@ooma.com

(650) 300-1480

Public Relations:

Inez Be

Access Communications

TeamOoma@accesspr.com

(415) 844-6254

OOMA, INC

CONDENSED CONSOLIDATED BALANCE SHEETS

(Amounts in thousands)

(unaudited)

	July 31,	January 31,
	2015	2015
Assets
Current assets:
Cash and cash equivalents	$59,173	$9,133
Accounts receivable, net	4,923	4,394
Inventories	7,221	8,081
Deferred inventory costs	1,690	2,248
Prepaid expenses and other current assets	1,122	945

Total current assets	74,129	24,801

Property and equipment, net	3,159	2,893
Intangible assets, net	1,081	1,278
Goodwill	1,117	1,117
Other assets	695	1,188

Total assets	$80,181	$31,277

Liabilities, convertible preferred stock and stockholders’ equity (deficit)
Current liabilities:
Accounts payable	$7,320	$3,967
Accrued expenses	11,493	10,313
Short-term debt	668	1,562
Convertible preferred stock warrant liability	—	474
Deferred revenue	13,976	14,348

Total current liabilities	33,457	30,664

Long-term debt	292	10,398
Convertible preferred stock warrant liability non - current	—	743
Other long-term liabilities	252	980

Total liabilities	34,001	42,785

Convertible preferred stock	—	33,637

Stockholders’ equity (deficit):
Common stock	2	—
Additional paid-in capital	104,272	5,611
Accumulated deficit	(58,094)	(50,756)

Total stockholders’ equity (deficit)	46,180	(45,145)

Total liabilities, convertible preferred stock and stockholders’ equity (deficit)	$80,181	$31,277

OOMA, INC.

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(Amounts in thousands, except share and per share data)

(unaudited)

	Three Months Ended		Six Months Ended
	July 31, 2015	July 31, 2014	July 31, 2015	July 31, 2014
Revenue:
Subscription and services	$17,449	$12,702	$33,025	$23,588
Product and other	3,687	3,999	7,963	9,412

Total revenue	21,136	16,701	40,988	33,000

Cost of revenue:
Subscription and services	6,310	4,405	11,934	8,222
Product and other	3,583	3,770	7,790	8,545

Total cost of revenue	9,893	8,175	19,724	16,767

Gross profit	11,243	8,526	21,264	16,233

Operating expenses:
Sales and marketing	6,813	5,830	12,708	9,560
Research and development	4,284	2,930	8,381	5,231
General and administrative	3,206	1,288	6,167	2,218

Total operating expenses	14,303	10,048	27,256	17,009

Loss from operations:	(3,060)	(1,522)	(5,992)	(776)
Other income (expense):
Interest expense, net	(607)	(51)	(892)	(104)
Change in fair value of warrants	274	(31)	(442)	(215)
Other (expense) income, net	(10)	1	(12)	(9)

Loss before income taxes:	(3,403)	(1,603)	(7,338)	(1,104)
Income tax benefit	—	502	—	502

Net loss	$(3,403)	$(1,101)	$(7,338)	$(602)

Net loss per share of common stock:
Basic and diluted	$(0.80)	$(0.48)	$(2.14)	$(0.26)

Weighted-average number of shares used in per share amounts:
Basic and diluted	4,233,193	2,273,007	3,422,521	2,347,728

OOMA, INC

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited, amount in thousands)

	Three Months Ended		Six Months Ended
	July 31,	July 31,	July 31,	July 31,
	2015	2014	2015	2014

Cash flows from operating activities:
Net loss	$(3,403)	$(1,101)	$(7,338)	$(602)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock-based compensation expense	738	54	1,289	95
Depreciation and amortization	354	209	670	412
Amortization of intangible assets	98	85	197	96
Deferred income taxes	—	(502)	—	(502)
Non-cash interest expense	20	13	64	28
Write-off of non-cash deferred debt issuance costs	332	—	332	—
Change in fair value of acquisition related contingent consideration	43	93	124	93
Change in fair value of warrant liability	(274)	31	442	215
Changes in operating assets and liabilities:
Accounts receivable	(2,456)	(684)	(529)	(2,217)
Inventories	1,055	(2,793)	860	(2,734)
Deferred inventory costs	(753)	(836)	558	(683)
Prepaid expenses and other assets	(221)	956	(178)	371
Accounts payable and accrued expenses	1,188	1,893	3,293	2,568
Other long term liabilities	(454)	30	(62)	47
Deferred revenue	1,712	2,542	(372)	2,724

Net cash used in operating activities	(2,021)	(10)	(650)	(89)
Cash flows from investing activities:
Purchases of property and equipment	(458)	(225)	(866)	(462)
Business acquisition, net of cash assumed	—	(672)	—	(672)

Net cash used in investing activities	(458)	(897)	(866)	(1,134)
Cash flows from financing activities:
Proceeds from initial public offering, net	59,301	—	58,848	—
Proceeds from Series Beta preferred stock, net	—	—	5,000	—
Repayment of debt and capital leases	(10,760)	(376)	(11,294)	(733)
Payment of preferred warrant liability	(584)	—	(584)	—
Payment of acquisition related earn-out	—	—	(475)	—
Proceeds from exercise of preferred and common stock warrants and issuance of common stock	60	31	61	139

Net cash provided by (used in) financing activities	48,017	(345)	51,556	(594)

Net increase (decrease) in cash and cash equivalents	45,538	(1,252)	50,040	(1,817)
Cash and cash equivalents at beginning of period	13,635	5,799	9,133	6,364

Cash and cash equivalents at end of period	$59,173	$4,547	$59,173	$4,547

OOMA, INC.

Reconciliation of Non-GAAP Financial Measures

Impact of Non-GAAP Adjustments on Reported Net Loss

(Amounts in thousands, except percentages and per share data)

(unaudited)

	Three Months Ended		Six Months Ended
	July 31, 2015	July 31, 2014	July 31, 2015	July 31, 2014
Revenue	$21,136	$16,701	$40,988	$33,000
Reconciliation of GAAP Gross Profit and GAAP Gross Margin to Non-GAAP Gross Profit and Non-GAAP Gross Margin:
GAAP Gross Profit	$11,243	$8,526	$21,264	$16,233
Stock-based compensation expense	65	5	123	9
Amortization of intangibles	41	24	82	24

Non-GAAP Gross Profit	$11,349	$8,555	$21,469	$16,266
Gross Margin on a GAAP basis	53%	51%	52%	49%
Gross Margin on a Non-GAAP basis	54%	51%	52%	49%
Reconciliation of Operating Loss on a GAAP Basis to Operating Loss on a Non-GAAP Basis:
GAAP Operating Loss	$(3,060)	$(1,522)	$(5,992)	$(776)
Stock-based compensation expense	738	54	1,289	95
Amortization of intangibles	98	85	197	96
Fair Value of acquisition-related contingent consideration	43	93	124	93

Non-GAAP Operating Loss	$(2,181)	$(1,290)	$(4,382)	$(492)

Reconciliation of GAAP Net Loss to Non-GAAP Net Loss:
GAAP Net Loss	$(3,403)	$(1,101)	$(7,338)	$(602)
Stock-based compensation expense	738	54	1,289	95
Amortization of intangibles	98	85	197	96
Fair Value of acquisition-related contingent consideration	43	93	124	93
Change in fair value of warrant liability	(274)	31	442	215
Write-off of non-cash deferred debt issuance costs	332	—	332	—
Income tax benefit	—	(502)	—	(502)

Non-GAAP Net Loss	$(2,466)	$(1,340)	$(4,954)	$(605)

Reconciliation of Basic and Diluted Net Loss per Share on a GAAP Basis to Basic and Diluted Net Loss per Share on a Non-GAAP Basis:
Basic and Diluted Net Loss per share on a GAAP basis	$(0.80)	$(0.48)	$(2.14)	$(0.26)
Stock-based compensation expense	0.17	0.02	0.37	0.04
Amortization of intangibles	0.02	0.04	0.05	0.04
Fair Value of acquisition-related contingent consideration	0.01	0.04	0.04	0.04
Change in fair value of warrant liability	(0.06)	0.01	0.13	0.09
Write-off of non-cash deferred debt issuance costs	0.08	—	0.10	—
Income tax benefit	—	(0.22)	—	(0.21)

Basic and Diluted Net Loss per share on a Non-GAAP basis	$(0.58)	$(0.59)	$(1.45)	$(0.26)

Reconciliation of Net Loss to Adjusted EBITDA:
Net Loss	$(3,403)	$(1,101)	$(7,338)	$(602)
Reconciling items:
Interest expense, net	275	51	560	104
Write-off of non-cash deferred debt issuance costs	332	—	332	—
Other income and expense, net	10	(1)	12	9
Depreciation and amortization	354	209	670	412
Amortization of Intangibles	98	85	197	96
Stock - based compensation	738	54	1,289	95
Benefit from Income tax	—	(502)	—	(502)
Change in fair value of warrants	(274)	31	442	215
Change in fair value of acquisition-related contingent consideration	43	93	124	93

Adjusted EBITDA	$(1,827)	$(1,081)	$(3,712)	$(80)